EXHIBIT 10.20

                          SOURCE CODE LICENCE AGREEMENT

THIS AGREEMENT is dated for reference the 15th day of April, 2003

BETWEEN:

          IMAGIS TECHNOLOGIES INC., a company incorporated under the laws of the Province of British Columbia, Canada and having an office at 1630 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          (the "Licensor")

AND:

          ALTAF NAZERALI, businessman, of 1300 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          (the "Licensee")

WHEREAS:

(A) The Licensor and Licensee entered into a loan agreement dated February 21, 2003 (the "Loan Agreement") providing for the terms and conditions under which the Licensee provided a line of credit in the maximum amount of Cdn. $200,000 (the "Line of Credit") to assist in the Licensor's cash flow management;

(B) The Licensor entered into a security agreement dated February 21, 2003 granting security over its trade account receivables to the Licensee as security for the Licensor's obligation to the Licensee in connection with the Line of Credit;

(C) The Licensor and Licensee have further entered into an amended and restated loan agreement dated April 15, 2003 (the "Amended and Restated Loan Agreement") providing for the terms and conditions under which the Licensee agreed to extend the line of credit from the maximum amount of Cdn. $200,000 to Cdn. $500,000 (the "Extended Line of Credit") to assist in the Licensor's cash flow management and general working capital;

(D) As a condition of entering into the Amended and Restated Loan Agreement, the Licensor entered into a security agreement dated April 15, 2003 granting security over all its present and after-acquired personal and real property;

(E) The Licensor and Licensee further entered into an escrow agreement dated April 15, 2003 (the "Source Code Escrow Agreement") providing for the terms and conditions under which the Licensor will deposit the Source Codes and this Licence Agreement in escrow and will release the Source Codes and this Licence Agreement to the Licensee under the terms


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and conditions set out in the Amended and Restated Loan Agreement and the Source
Code Escrow Agreement; and

(F) The Licensor and the Licensee now wish to provide, under the terms and conditions of this Licence Agreement, a licence for the use of the Source Codes by the Licensee in the event that such Source Codes are released from escrow to the Licensee pursuant to the Source Code Escrow Agreement;

NOW THEREFORE in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to be legally bound as follows:

                                     PART 1

                         DEFINITIONS AND INTERPRETATION

Definitions

1.1 In this Licence Agreement, unless the context otherwise requires, the following terms shall have the following meanings, respectively:

     (a) "Amended and Restated Loan Agreement" has the meaning ascribed thereto in Recital C;

     (b) "Business Day" means each week day from Monday to Friday except any statutory holiday observed in the Province of British Columbia;

     (c) "Confidential Information" has the meaning ascribed thereto in ss.4.2;

     (d) "Disclosing Party" has the meaning ascribed thereto in ss.4.2;

     (e) "Effective Date" has the meaning ascribed thereto in ss.2.4;

     (f) "Extended Line of Credit" has the meaning  ascribed  thereto in Recital
     (C);

     (g) "Insolvency Event" has the meaning ascribed thereto in ss.7.1(b);

     (h) "Licence" has the meaning ascribed thereto in ss.2.1;

     (i) "Licence Agreement" means this source code licence agreement, made effective the Effective Date, including, without limitation, schedules attached hereto or specifically incorporated by reference herein, as from time to time supplemented or amended by one or more agreements, schedules entered into pursuant to the applicable provisions of this source code licence agreement or incorporating this source code licence agreement by reference;


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                                     - 3 -

     (j) "Licensee Product" means a product of the Licensee that incorporates or is based upon the Source Codes or any Modifications;

     (k) "Line of Credit" has the meaning ascribed thereto in Recital (A);

     (l) "Loan Agreement" has the meaning ascribed thereto in Recital (A);

     (m)  "Modifications"  means  any  modifications,  amendments,  alterations,
     improvements,  changes,  updates,  upgrades,  enhancements,   deletions  or
     derivative work of any Source Code;

     (n) "Receiving Party" has the meaning ascribed thereto in ss.4.2;

     (o) "Source Code Escrow Agreement" has the meaning ascribed thereto in Recital (E);

     (p) "Source Codes" means each source code listed in Schedule A and any related documentation with respect to the source codes, and any Updates;

     (q) "Tangible Media" means any document, magnetic tape, disk or other physical medium containing the Source Codes;

     (r) "Term" has the meaning ascribed thereto in ss.2.4; and

     (s) "Update" means any modification, update, enhancement, change, deletion or new release of the Source Codes made by the Licensor.

Interpretation

1.2 In this Licence Agreement, except as otherwise expressly provided or as the context otherwise requires

     (a) Parts of Agreement: a reference to a Part is to a Part of this Licence Agreement, and the symbolss. followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Licence Agreement so designated,

     (b) Headings: the headings are for convenience only and are not intended as a guide to interpretation of this Licence Agreement or any part of it,

     (c) "Including": the word including or includes, when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope,

     (d) Accounting Terms: an accounting term not otherwise defined herein has the meaning assigned thereto, and every calculation to be made hereunder is to be made, in


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                                     - 4 -

     accordance with Canadian generally accepted accounting principles and applied on a consistent basis,

     (e) Currency: a reference to currency means Canadian currency,

     (f) References to Statutes: a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

     (g) Successors: a reference to an entity includes any successor to that entity,

     (h) Gender, Number, etc.: a word importing the masculine gender includes the feminine and neuter, a word in the singular includes the plural, a word importing a corporate entity includes an individual, and vice versa and "person" will mean an individual, partnership, corporation (including a business trust), joint stock company, trust unincorporated association, joint venture, or other entity or a government or any agency, department or instrumentality thereof and vice versa,

     (i) Approvals in Writing: a reference to approval, authorization or consent means written approval, authorization or consent regardless of whether expressly so stated and whenever a party is entitled to act in its discretion under this Licence Agreement, that party will act reasonably and not arbitrarily in exercising such discretion, unless expressly specified otherwise,

     (j) Conflicts: if there is any conflict or inconsistency between any of this Licence Agreement, any appendix or any schedule the conflict will be resolved in the following order of precedence:

          (i) schedules will prevail over this Licence Agreement and any appendix hereto, and

          (ii) appendices hereto will prevail over this Licence Agreement,

     (k) Business Days: if any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, that action will be required to be taken on the next succeeding day which is a Business Day unless otherwise expressly provided in this Licence Agreement, and

     (l) Technical Terminology: words, phrases and acronyms not otherwise defined herein that have a meaning commonly understood and accepted by persons familiar with the business of information technology will be interpreted and understood to have that meaning herein.

Schedules

1.3 Schedule A is attached hereto and incorporated by reference into this Licence Agreement.


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                                     - 5 -

                                     PART 2

                GRANT OF RIGHTS AND CONDITIONS OF SOURCE CODE USE

Grant of Licence

2.1 Subject to the terms and conditions expressly set forth in this Licence Agreement, the Licensor hereby grants to the Licensee, for the Term of this Licence Agreement, a non-exclusive, world-wide, fully paid-up, royalty-free licence (the "Licence") to use, manufacture, market, distribute and sub-license products based on the Source Codes. The grant of this Licence does not constitute a sale of the Source Codes.

Licensee Right to Modify

2.2 The Licensee or his contractors may make Modifications to any Source Code as he deems necessary for his business purposes and all Modifications will be vested in the Licensee.

Restrictions on Use

2.3 The Licensee will:

     (a) not make additional copies of any Source Code except for one copy as necessary for back-up purposes and, for greater certainty, software may be provided to a sub-licensee in object-code form only as integrally incorporated into or with any Licensee Product for the purposes of any sub-licence agreement;

     (b) maintain and disallow the removal of any copyright or other proprietary notice in or on any Source Code;

     (c) allow any Source Code only to be used and accessed by Licensee;

     (d) not transmit, or provide access to, any Source Code over computers, systems and networks, to any third party;

     (e) not sublicence, assign, rent, sell, lease, distribute or otherwise transfer any Source Code other than as expressly permitted in this Licence Agreement;

     (f) not embed any Source Code into any other application and transfer or distribute such application to third parties;

     (g) not use the Source Codes to develop any product that is generally competitive with the Licensor's product offerings; and

     (h) not develop or test an interface to any Source Code or merge any Source Code with any other software.


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                                     - 6 -

Term

2.4 This Licence Agreement will be effective from the date (the "Effective Date") the Licensee receives the Tangible Media released from escrow pursuant to the terms and conditions of the Source Code Escrow Agreement and will continue for a term of five (5) years less a day from the Effective Date (the "Term"), unless this Licence Agreement is otherwise earlier terminated as provided herein.

                                     PART 3

                       INTELLECTUAL PROPERTY INFRINGEMENT

Indemnity by Licensee

3.1 The Licensee will indemnify and hold the Licensor and its servants, employees and agents harmless from any loss, damage, costs, expense or liability for infringements of any patent, trademark, trade secret, copyright or other intellectual or industrial proprietary right to the extent that the infringements arise from modifications, amendments or enhancements made by the Licensee in respect of any Licensee Product, or use of any Source Code by the Licensee in breach of the terms of this Licence Agreement.

Infringement Remedy

3.2 In the event that any Source Code or any part thereof is claimed to infringe the property interest of a third party or the Licensee has reason to believe that any Source Code or any part thereof infringes a Canadian copyright, trade secret or property interest of a third party, the Licensee may at its option;

     (a) require the Licensor to replace or modify, at the Licensor's cost, any Source Code or element thereof; or

     (b) require the Licensor to participate and defend formally in any litigation involving any infringement claim by any third party; and/or

     (c) require the Licensor to indemnify the Licensee for all costs and expenses incurred by the Licensee in defending any claimed infringement, including payment of any damages or costs awarded against the Licensee in favour of any third party; and/or

     (d) terminate this Licence Agreement on 30 days notice and return to the Licensor all copies of the Source Codes.

Exclusive Remedy

3.3 Section 3.2 constitutes the Licensee's sole remedy with respect to any claim alleging infringement or violation of any patent, trademark, trade secret, copyright or other intellectual or industrial proprietary right pertaining to the Source Codes.


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                                     - 7 -

3.4 In the event of any complaint alleging infringement or violation of any copyright or other proprietary rights being made by a third party against the Licensee in respect of the use of any Source Code, the following procedure will be adopted:

     (a) the Licensee will promptly upon receipt of any such complaint notify the Licensor, and will throughout the pendency of such complaint keep the Licensor fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by the Licensee;

     (b)  all  costs  and  expenses   properly   incurred  by  the  Licensee  in
     investigating, resisting, litigating and settling such complaint, including, the payment of any award of damages and costs to any third party, will be borne entirely by the Licensee;

     (c) no decision or action concerning or governing any final disposition of the complaint will be taken without full consultation with and the reasonable approval by the Licensor;

     (d) the Licensor may elect to participate formally in any litigation involving the complaint to the extent that the court may permit, but any additional expenses generated by such formal participation will be borne entirely by the Licensor (subject to the possibility of recovery of some or all of such additional expenses from the complainant); and

     (e) if the complainant is willing to accept an offer of settlement and one of the parties to this Licence Agreement is willing to accept an offer of settlement and the other party is not, then the unwilling party will conduct all further proceedings at its own expense, and will be responsible for the full amount of any damages, costs, accounting of profits and settlement costs in excess of those provided in such offer, but will be entitled to retain unto itself the benefit of any litigated or settled result entailing a lower payment of costs, damages, accounting of profits and settlement costs than that provided in such offer.

3.5 Notwithstanding any other provision in this Licence Agreement, nothing in this Licence Agreement will serve to obligate the Licensor to commence, defend or maintain any legal proceedings against a third party for infringement of any rights of the Licensor or the Licensee.

                                     PART 4

                  PROPERTY RIGHTS AND CONFIDENTIAL INFORMATION

Ownership of Source Codes

4.1 The Licensee hereby acknowledges and agrees that all right, title and interest in and to any Source Code and any Updates including all intellectual and industrial property rights will, as between the Licensor and Licensee, be and remain vested in the Licensor. The Licensee further acknowledges and agrees that any Source Code constitute valuable trade secrets of the Licensor. These rights are protected by intellectual property right laws, international treaty


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                                     - 8 -

provisions and other applicable national laws and the Licensee will not acquire or obtain any right, title or interest in any Source Code.

Confidential Information

4.2 The parties hereby agree that information designated as confidential by a disclosing party (the "Disclosing Party") at, or before, the time of disclosure or any information which ought reasonably to be considered confidential in the circumstances and disclosed to a receiving party (the "Receiving Party") is confidential information ("Confidential Information"). The parties hereby agree that any Source Code will be deemed to be Confidential Information. Confidential Information will not include any information:

     (a) that was already known by the Receiving Party prior to receiving it from the Disclosing Party, without being subject to an obligation to maintain its confidentiality;

     (b) that is or becomes generally known to the public without breach of this or any other confidentiality agreement by the Receiving Party;

     (c) that is  obtained  by the  Receiving  Party from a party other than the
     Disclosing   Party  without  an   obligation   to  keep  such   information
     confidential;

     (d) that is independently developed by the Receiving Party without use of Confidential Information as is promptly evidenced by reasonable written records; and

     (e) that the publication, release or disclosure of the information is required by law provided that such disclosure required by law will not affect the confidential nature or obligations of the Receiving Party in respect of such Confidential Information.

4.3  Each Receiving Party hereby agrees

     (a) to keep all Confidential Information of the Disclosing Party to which access is granted or which is obtained by the parties in strictest confidence and not to disclose or permit disclosure of all or any portion of the Confidential Information to any person, firm, corporation, business or other entity, except as otherwise expressly permitted by this Licence Agreement or with the prior written consent of the Disclosing Party which consent may be unreasonably withheld;

     (b) to exercise a degree of care in protecting the confidentiality of the Confidential Information which is at least equivalent to that which the party uses to protect its own Confidential Information, but not less than a standard of reasonable care in any event;

     (c) not to use all or any portion of the Confidential Information of the Disclosing Party in any way other than as expressly permitted under this Licence Agreement; and

     (d) not to reproduce any Confidential Information of the Disclosing Party without the prior written consent of such party, which consent may be unreasonably withheld, except to make available the Confidential Information to such of its directors, officers, employees or agents and subcontractors who need to use the Confidential Information in


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     the  performance of obligations  under this Licence  Agreement and who have agreed to be bound by the terms of this Part 4.

Injunctive Relief

4.4 The parties acknowledge and agree that damages may not be an adequate remedy to compensate a party for any breach of the obligations of confidentiality contained in this Licence Agreement and accordingly agree that in addition to any and all other remedies available, the non-breaching party will be entitled to obtain relief by way of a temporary or permanent injunction or other equitable remedy to enforce the obligations of confidentiality contained in this
Part 4.

4.5 The parties agree that all information related to, connected with, or arising out of any Source Code, will be deemed to be Confidential Information.

                                     PART 5

                                 RISK MANAGEMENT

Limitation of Liability

5.1 In no event will the Licensor be liable to the Licensee or to any third party for any charges or losses of any kind in connection with any Source Code or this Licence Agreement, including, without limitation, direct, indirect, special, consequential, incidental, punitive or exemplary damages for lost profits, business or savings even if such damages are reasonably foreseeable.

5.2 The Licensee will indemnify and hold the Licensor and its employees, agents, contractors, subcontractors, officers and directors harmless from any loss, damage, costs, expense or liability suffered or sustained by the Licensor at any time (either before or after the expiration or earlier termination of this Licence Agreement) where the same or any of them are based upon, or arise out of, or from

     (a) anything done or omitted to be done by the Licensee or by any servant, employee, agent, contractor, subcontractor, officer or director of the Licensee in connection with this Licence Agreement;

     (b) use of any Source Code in a manner not authorized by this Licence Agreement;

     (c) use of any Source Code in association with hardware, data, networks or software not authorized by the Licensor for use with any Source Code; or

     (d) use of other than the most current version of any Source Code.


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                                     PART 6

                         REPRESENTATIONS AND WARRANTIES

Warranties of the Licensor

6.1 The Licensor hereby represents, warrants and covenants to the Licensee as follows:

     (a) the Licensor is the sole and absolute owner of all rights, title and interest in the Source Codes;

     (b) the Licensor has all the necessary rights and authority to license the Source Codes to the Licensee pursuant to the terms of this Licence Agreement;

     (c) the Licensor has the constating power and authority to enter into this Licence Agreement and to perform each and every covenant and agreement herein contained;

     (d) this Licence Agreement has been duly authorized, executed and delivered by the Licensor and constitutes a valid, binding and legally enforceable agreement of the Licensor;

     (e) to the best of the Licensor's knowledge, there are no claims, demands, proceedings, litigation, suits, actions, decrees, orders, judgments or findings whatsoever of either any regulatory or administrative body or court of competent jurisdiction that affect, or could in any way affect, the ability of the licensor to perform its obligations under this Agreement; and

     (f) to the best of the Licensor's knowledge, the Source Codes do not infringe the intellectual property interests of any third party.

6.2 The Licensor does not warrant that the operation of any Source Code will be uninterrupted or error-free.

Warranties of the Licensee

6.3 The Licensee hereby represents, warrants and covenants to the Licensor the following:

     (a) the Licensee has the power and authority to enter into this Licence Agreement and to perform each and every covenant and Agreement herein contained;

     (b) this Licence Agreement has been duly authorized, executed and delivered by the Licensee and constitutes a valid, binding and legally enforceable agreement of the Licensee; and

     (c) the Licensee has no knowledge of any claims, demands, proceedings, litigation, suits, actions, decrees, orders, judgements, or findings whatsoever of either any


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                                     - 11 -

     regulatory or administrative body or court of competent jurisdiction that affect, or could in any way affect, the ability of the Licensee to perform his obligations under this Licence Agreement.

6.4 Except as expressly set forth in this Licence Agreement, without limitation and to the fullest extent allowable by law, implied warranties or conditions of satisfactory quality, merchantable quality and fitness for a particular purpose, and those arising by statute or otherwise in law, or from a course of dealing or usage of trade are excluded.

                                     PART 7

                                   TERMINATION

Termination

7.1  If the Licensee:

     (a) fails materially to comply with any provision of this Licence Agreement after receiving written notice from the Licensor and fails to remedy the non-compliance within 30 days of the occurrence of such non-compliance;

     (b) has a bankruptcy order made against him or if a receiver or manager over any of the Licensee's assets is appointed or if the Licensee becomes unable to pay his debts as they become due ("Insolvency Event"), then the Licensor may, at its option, exercise one or more of the following remedies:

     (c) continue this Licence Agreement, either without requiring additional assurances, or on receipt of appropriate written agreement of assumption or continuation of the Licensee's obligations and liabilities hereunder from the Licensee's successor entity, receiver, trustee, administrator or manager appointed pursuant to an Insolvency Event, as the case may be;

     (d) forthwith terminate this Licence Agreement without further written notice; and (e) pursue any other remedy existing at law or in equity.

Procedure on Termination

7.2 Upon termination of this Licence Agreement for any reason, the Licence granted hereunder shall terminate and the Licensee shall have no right to use, market, distribute or sub-license any products derived from the Source Code, or in any manner use or deal with the Source Code, or any copy or portion thereof, and shall either destroy or return any Source Code and related software, documentation and any copies thereof to the Licensor and the Licensee shall certify that all copies of the Source Codes and documentation previously in the possession of the Licensee have been returned to the Licensor or destroyed.


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                                     - 12 -

7.3 Termination of this Licence Agreement shall be in addition to any other right or remedy which the terminating party may have at law, in equity or under this Licence Agreement.

                                     PART 8

                                     GENERAL

Entire Agreement

8.1 This Licence Agreement, including all schedules attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces, and no reliance shall be placed upon, any prior or contemporaneous proposals, representations, discussions, obligations of any nature, duties, draft or proposed written contracts, letters of intent, understandings or agreements, whether written or oral and whether express or implied, regarding such subject matter.

Notice

8.2 All notices and other communications required or permitted by this Licence Agreement to be made by either party to the other must be made in writing and be delivered by hand or registered mail or conveyed by telex or facsimile transmission as follows:

     (a)  if to the Licensor:

          Imagis Technologies Inc.
          1630 - 1075 West Georgia Street
          Vancouver, B.C.
          V6E 3C9

          Attention:  Wayne Smith, CFO
          Fax No.:  (604) 684-9314

          with a copy to:

          Lang Michener
          Barristers and Solicitors
          1500 Royal Centre
          1055 West Georgia Street
          P.O. Box 11117
          Vancouver, BC  V6E 4N7

          Attention:  Leo Raffin
          Fax No. (604) 893-2356


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                                     - 13 -

         if to the Licensee:

         c/o IPM International Portfolio Management Inc.
         1300 - 1075 West Georgia Street
         Vancouver, B.C.
         V6E 3C9

         Attention: Altaf Nazerali
         Fax No. (604) 684-4681

         with a copy to:

         Salley Bowes Harwardt
         1750 - 1185 West Georgia Street
         Vancouver, B.C.
         V6E 4E6

         Attention: Louis Paul Salley
         Fax No.:  (604) 688-0778

or to such other persons, addresses, or numbers as the parties give each other notice.

Severability

8.3 If any provision of this Licence Agreement is determined to be invalid or unenforceable by an arbitrator or a court of competent jurisdiction, that provision shall be deemed to be severed herefrom only to the extent of the facts in dispute, and where permitted by such determination, and the remaining provisions of this Licence Agreement shall not be affected and shall remain valid and enforceable.

Governing Law and Attornment

8.4 This Licence Agreement shall be exclusively governed by, and construed in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party hereby attorns and submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

Survival

8.5 Unless the parties otherwise agree in writing, the provisions and restrictions of this Licence Agreement which by their nature ought reasonably to survive the termination or expiration of this Licence Agreement, shall survive any termination or expiration of this Licence Agreement.

Enurement

8.6 This Licence Agreement and the provisions hereof will enure to the benefit of and be binding upon the parties and their respective and permitted assigns.

Assignment

8.7 The Licensee may not transfer or assign, except for sub-licensing as expressly provided for in this Licence Agreement, any of its rights and obligations under this Licence Agreement, either in whole or in part, to any third party without the prior written consent of the Licensor, which consent may not be unreasonably withheld. Any attempted assignment in violation of the provisions of this section by the Licensee shall be void. The Licensor shall be entitled to assign its rights and obligations under this Licence Agreement.

Amendment

8.8 No amendment, modification, supplement or other alteration of this Licence Agreement will be effective unless in writing, signed by both parties by their duly authorized representatives.

Waiver

8.9 No provision of this Licence Agreement and no breach by the Licensee of any such provision of this Licence Agreement will be considered to have been waived unless such waiver is in writing; and the written waiver by the Licensor of any breach of the Licensee of any provision of this Licence Agreement will not be deemed to be a further waiver of such provision or of any subsequent breach by the other party of the same or any other provision of this Licence Agreement.

Counterparts

8.10 This Licence Agreement may be executed in any number of counterparts with the same effect as if all parties had all signed the same document, and all counterparts will be construed together and will constitute one and same agreement.

Facsimile

8.11 This Licence Agreement may be executed by the parties and transmitted by facsimile transmission and if so executed and transmitted, this Licence Agreement will be for all purposes as effective as if the parties had delivered an executed original agreement.


IN WITNESS WHEREOF this Licence Agreement has been executed by the authorized representatives of the respective parties hereto on the day and year first above written.

IMAGIS TECHNOLOGIES INC.


Per: Signed "Wayne Smith"
     -----------------------
     Authorized Signatory

Signed, Sealed and Delivered by ALTAF     )
NAZERALI in the presence of:              )
                                          )
Signed "Roy Trivett"                      )
------------------------------------      ) Signed "Altaf Nazerali"
Witness (Signature)                       ) -----------------------------------
                                          ) ALTAF NAZERALI
Roy Trivett                               )
------------------------------------      )
Name (please print)                       )
                                          )
2683 Country Woods Drive                  )
------------------------------------      )
Address                                   )
                                          )
Surrey, B.C.                              )
------------------------------------      )
City, Province                            )
                                          )
Businessman                               )
------------------------------------      )
Occupation                                )

                                   SCHEDULE A
                                       to
                                LICENSE AGREEMENT

                                  Source Codes

     1.   The source codes pertaining to all software  originally  engineered by
          Imagis,   including  but  without   limiting  the  generality  of  the
          foregoing, the software known as:

          (a)  Computerized Arrest and Booking Systems ("CABS"); and

          (b)  Image  Detection  and  Biometric  Facial   Recognition   Software
               ("ID-2000").

     2.   The source codes pertaining to the Intacta code.